As filed with the Securities and Exchange Commission on August 31, 1998
                                                       Registration No. 33-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               SUCCESSORIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          ILLINOIS                                             36-3760230
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                     2520 DIEHL ROAD, AURORA, ILLINOIS 60504
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

                      SUCCESSORIES, INC. STOCK OPTION PLAN
                            (Full Title of the Plan)

                                TIMOTHY C. DILLON
                               SUCCESSORIES, INC.
                                 2520 DIEHL ROAD
                             AURORA, ILLINOIS 60540
                                 (630) 820-7200
           (Name, Address, and Telephone Number of Agent for Service)

                                   Copies to:

         GUY E. SNYDER                                 C. RICHARD FARMER
VEDDER, PRICE, KAUFMAN & KAMMHOLZ             CARROLL, HARTIGAN, FARMER, CERNEY
    222 NORTH LASALLE STREET                           & MCGILLEN, LTD.
           SUITE 2600                       30 NORTH LASALLE STREET, SUITE 1200
     CHICAGO, ILLINOIS  60601                      CHICAGO, ILLINOIS  60602

                ------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                          AMOUNT        PROPOSED MAXIMUM        PROPOSED MAXIMUM
        TITLE OF SECURITIES                TO BE         OFFERING PRICE             AGGREGATE            AMOUNT OF
          TO BE REGISTERED              REGISTERED        PER SHARE(1)          OFFERING PRICE(1)     REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------

Common Share,
$.01 par value......................     250,000            $3.125                  $781,250                $231
=======================================================================================================================

(1)   Calculated pursuant to Rule 457.

                               Successories, Inc.
                               ------------------

       This Registration Statement relates to the registration of 250,000 additional shares of common stock, $.01 par value (the "Common Stock"), of Successories, Inc. (the "Company") to be issued pursuant to the Successories, Inc. Stock Option Plan (the "Plan"). The Company previously registered 1,450,000 shares of Common Stock in connection with the Plan on its Registration Statements on Form S-8 (Registration Nos. 33-77464, 33-81047 and 333-19313). The contents of Registration Statement File Nos. 33-77464, 33-81047 and 333-19313 are hereby incorporated by reference.


                                    EXHIBITS
                                    --------

       The following exhibits are attached as part of this Registration
Statement:


Exhibit
Number
------

 4.1              Successories, Inc. Stock Option Plan, as amended

 5.1              Opinion of Carroll, Hartigan, Farmer, Cerney & McGillen, Ltd.

23.1              Consent of Arthur Andersen LLP

23.2              Consent of PricewaterhouseCoopers LLP

23.3              Consent of Counsel (contained in Exhibit 5.1)

24.1              Power of Attorney (included on signature page)

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Aurora, State of Illinois, on August 31, 1998.

                            SUCCESSORIES, INC.


                            By: /s/ Arnold M. Anderson
                                -----------------------------------------------
                                    Arnold M. Anderson, Chief Executive Officer


                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Timothy C. Dillon and James M. Beltrame, or any of them each with power to act without the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all subsequent pre- and post-effective amendments and supplements to this Registration Statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



NAME                                                              CAPACITY                          DATE
----                                                              --------                          ----

/s/  Arnold M. Anderson                            Chief Executive Officer, Chairman of the   August 31, 1998
-------------------------------------------------              Board and Director
     Arnold M. Anderson

/s/  Seamas T. Coyle                                              Director                    August 31, 1998
-------------------------------------------------
     Seamas T. Coyle

/s/  Timothy C. Dillon                              Senior Vice President, General Counsel,   August 31, 1998
-------------------------------------------------             Secretary and Director
     Timothy C. Dillon

/s/  Steven D. Kuptsis                                       Chief Financial Officer          August 31, 1998
-------------------------------------------------
     Steven D. Kuptsis
     (Principal Financial and Accounting Officer)

/s/  C. Joseph LaBonte                                            Director                    August 31, 1998
-------------------------------------------------
     C. Joseph LaBonte

/s/  Steven B. Larrick                                            Director                    August 31, 1998
-------------------------------------------------
     Steven B. Larrick

/s/  Michael H. McKee                                   Senior Vice President, Creative       August 31, 1998
-------------------------------------------------           Department and Director
     Michael H. McKee

                                        3


NAME                                                              CAPACITY                          DATE
----                                                              --------                          ----

/s/  Mervyn C. Phillips, Jr.                                       Director                  August 31, 1998
-------------------------------------------------
     Mervyn C. Phillips, Jr.

/s/  Guy E. Snyder
-------------------------------------------------                  Director                 August 31, 1998
     Guy E. Snyder


       The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed by the undersigned thereunto duly authorized in the City of Aurora, State of Illinois, on August 31, 1998.


                      SUCCESSORIES, INC. STOCK OPTION PLAN


                      By:  /s/ Steven B. Larrick
                      ----------------------------------------------------------
                               Steven B. Larrick
                               Member of the Board of Directors that administers
                                  the Plan


                      By:  /s/ Mervyn C. Phillips, Jr.
                      ----------------------------------------------------------
                               Mervyn C. Phillips, Jr.
                               Member of the Board of Directors that administers
                                  the Plan

                                INDEX TO EXHIBITS


EXHIBIT NO.                             DESCRIPTION

   4.1             Successories, Inc. Stock Option Plan

   5.1             Opinion of Carroll, Hartigan, Farmer, Cerney & McGillen, Ltd.

  23.1             Consent of Arthur Andersen LLP

  23.2             Consent of PricewaterhouseCoopers LLP

  23.3             Consent of Counsel (contained in Exhibit 5.1)

  24.1             Power of Attorney (included on signature page)